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                                                                  EXHIBIT 23.6


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Viasystems Group, Inc.:

Dear Sirs

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Audit Plc


Birmingham, England
10 January 2000